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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 30, 1998
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                          BA Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)



              Delaware                  333-53933           94-324470
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   (State or Other Jurisdiction        (Commission       (I.R.S. Employer
          of Incorporation)            File Number)     Identification No.)



   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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               (Address of Principal Executive Offices) (Zip Code)





       Registrant's telephone number, including area code: (415) 622-3676
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

                  On September 30, 1998, the former BankAmerica Corporation, the parent corporation of the Master Servicer, consummated its merger (the "Merger") with NationsBank Corporation, and the combined corporation was named BankAmerica Corporation. As a result of the Merger, the Registrant and the Master Servicer became affiliates of NationsBanc Montgomery Securities LLC.

                  NationsBanc Montgomery Securities LLC may participate as an underwriter in the offering of the Certificates. NationsBanc Montgomery Securities LLC may make offers and sales related to secondary market transactions in any Series of Certificates. NationsBanc Montgomery Securities LLC may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

                  Capitalized terms used herein and not otherwise defined have the meanings given to them in Registrant's Registration Statement on Form S-3 (Registration No. 333-53933).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BA MORTGAGE SECURITIES, INC.



                                        By: /s/ JOHN ISBRANDTSEN
                                           ---------------------------------
                                           Name:  John Isbrandtsen
                                           Title: Vice President


Dated:  December 17, 1998

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